SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2010

HOPFED BANCORP, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	0-23667	61-1322555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4155 Lafayette Road, Hopkinsville, Kentucky 42240

(Address of Principal Executive Offices)

(270) 885-1171

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 28, 2010, HopFed Bancorp, Inc. (the “Company”) filed a Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of State of Delaware. The Certificate of Amendment became effective upon filing.

The Certificate of Amendment amended Article V of the Company’s Certificate of Incorporation to increase the authorized shares of its common stock from 7,500,000 to 15,000,000.

A copy of the Certificate of Amendment, as filed with the Secretary of State of Delaware, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3.1	Certificate of Amendment filed with the Secretary of State of Delaware on May 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOPFED BANCORP, INC.

Dated: May 28, 2010	By:	/s/ John E. Peck
John E. Peck
President and Chief Executive Officer